CONSENT OF INDEPENDENT CHARTERED ACCOUNTANT

I hereby consent to the use in the Form 10-SB Registration Statement, of Scovel Management, Inc. my report for the period from January 4, 2000 (inception) to January 21, 2000, dated January 24, 2000, relating to the financial statements of Scovel Management, Inc. which appear in such Form 10-SB.


                                                     STEPHEN S. BUSH, C.A.
                                                     Chartered Accountant

Port Moody, B.C. Canada
January 24, 2000

                                    By: /s/ Stephen S. Bush
                                    Chartered Accountant